Consent to Partial Release of Collateral

And

Appointment and Authorization of Agent

1.  Appointment of Agent.  Each of the undersigned (each, an “Investor”, and collectively, the “Investors”) hereby:

(a) appoints Crystal Management Ltd. to act on its behalf as agent (the “Agent”) in connection with the purchase by the Investors of certain equipment described on Schedule 1 annexed hereto (“Equipment”) from Smart Online, Inc. (the “Company”) in accordance with the Bill of Sale in the form of Exhibit A annexed hereto, the leasing of such Equipment to the Company in accordance with the terms of the form of Equipment Lease Agreement in the form of Exhibit B annexed hereto (the “Lease Agreement”), and the administration of such Lease Agreement for the ratable benefit of the Investors, and the Agent hereby accepts such appointment;

(b) authorizes the Agent to take such actions on its behalf and to exercise such powers as are reasonably incidental to the foregoing, including, but not limited to, entering into and administering the provisions of the Lease Agreement for the benefit of the Investors, and the Agent hereby accepts such appointment; and

(c)  jointly and severally agrees to indemnify, hold harmless and defend the Agent from any and all claims, demands, costs, liabilities and expenses, including reasonable counsel fees, which may be asserted against it or to which it may be exposed or which it may incur by reason of the Agent’s performance of its duties with respect to the sale and leaseback of the Equipment, other than claims, demands, costs, liabilities and expenses arising out of the willful misconduct of the Agent.

2.  Consent to Release of Collateral.  The Investors and Doron Roethler (“Collateral Agent”), as Collateral Agent for the Investors under that certain Convertible Secured Subordinated Note Purchase Agreement, dated November 14, 2007 (“Note Purchase Agreement”) consent to the release of the Equipment from the “Collateral”, as such term is defined in the Security Agreement, dated as of November 14, 2007, between the Company and Collateral Agent.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement as of September 4, 2009.

AGENT:

Crystal Management Ltd.

By:	/s/ Doron Roethler
Name: Doron Roethler
Title: Beneficial Owner

COLLATERAL AGENT:

/s/ Doron Roethler
Doron Roethler

INVESTORS:

Crystal Management Ltd.

By:	/s/ Doron Roethler
Name: Doron Roethler
Title: Beneficial Owner

/s/ William Furr
William Furr

Atlas Capital, S.A.

By:	/s/ Avy Lugassy
Name: Avy Lugassy
Title: Member of Management

 [SIGNATURE PAGE 1 TO APPOINTMENT AND AUTHORIZATION OF AGENT]

The Blueline Fund

By:	/s/ Philippe Pouponnot
Name: Philippe Pouponnot
Title:

UBP, Union Bancaire Privee

By:
Name:
Title:

Acknowledged and Agreed to:

COMPANY:

Smart Online, Inc.

By:	/s/ C. James Meese, Jr.
Name: C. James Meese, Jr.
Title: Interim CEO and President

[SIGNATURE PAGE 2 TO APPOINTMENT AND AUTHORIZATION OF AGENT]

Schedule 1

EQUIPMENT

Asset Number	Asset Description 1
162	1200-Development / Customer Support cubicles
163	1201-CEO furniture
164	1204-Break table green top / black
165	1203-Break table green top / black
166	1202-Break table green top / black
167	1205-Buffet credenza cherry
168	1207-Coffee table square maple
169	1206-Coffee table square maple
170	1208-Conference table, Amsterdam room, cherry
171	1220-Executive desk cherry
172	1219-Executive desk cherry
173	1218-Executive desk cherry
174	1217-Executive desk cherry
175	1216-Executive desk cherry
176	1215-Executive desk cherry
177	1214-Executive desk cherry
178	1213-Executive desk cherry
179	1212-Executive desk cherry
180	1211-Executive desk cherry
181	1210-Executive desk cherry
182	1209-Executive desk cherry
183	1221-Executive desk oak
184	1222-Executive wrap around desk cherry
185	1224-Executive wrap around desk w/ cabinets cherry
186	1223-Executive wrap around desk w/ cabinets cherry
187	1225-Large conference table board room maple
188	1239-Lateral 2 drawer wood cabinet cherry
189	1238-Lateral 2 drawer wood cabinet cherry
190	1237-Lateral 2 drawer wood cabinet cherry
191	1236-Lateral 2 drawer wood cabinet cherry
192	1235-Lateral 2 drawer wood file cabinet cherry
193	1234-Lateral 2 drawer wood file cabinet cherry
194	1233-Lateral 2 drawer wood file cabinet cherry
195	1232-Lateral 2 drawer wood file cabinet cherry
196	1231-Lateral 2 drawer wood file cabinet cherry
197	1230-Lateral 2 drawer wood file cabinet cherry
198	1229-Lateral 2 drawer wood file cabinet cherry

199	1228-Lateral 2 drawer wood file cabinet cherry
200	1227-Lateral 2 drawer wood file cabinet cherry
201	1226-Lateral 2 drawer wood file cabinet cherry
202	1254-Leather rolling chair-black-board room
203	1253-Leather rolling chair-black-board room
204	1252-Leather rolling chair-black-board room
205	1251-Leather rolling chair-black-board room
206	1250-Leather rolling chair-black-board room
207	1249-Leather rolling chair-black-board room
208	1248-Leather rolling chair-black-board room
209	1247-Leather rolling chair-black-board room
210	1246-Leather rolling chair-black-board room
211	1245-Leather rolling chair-black-board room
212	1244-Leather rolling chair-black-board room
213	1243-Leather rolling chair-black-board room
214	1242-Leather rolling chair-black-board room
215	1308-Mesh rolling chair-black
216	1299-Mesh rolling chair-black
217	1298-Mesh rolling chair-black
218	1297-Mesh rolling chair-black
219	1296-Mesh rolling chair-black
220	1295-Mesh rolling chair-black
221	1294-Mesh rolling chair-black
222	1293-Mesh rolling chair-black
223	1292-Mesh rolling chair-black
224	1291-Mesh rolling chair-black
225	1290-Mesh rolling chair-black
226	1289-Mesh rolling chair-black
227	1288-Mesh rolling chair-black
228	1287-Mesh rolling chair-black
229	1286-Mesh rolling chair-black
230	1285-Mesh rolling chair-black
231	1284-Mesh rolling chair-black
232	1283-Mesh rolling chair-black
233	1282-Mesh rolling chair-black
234	1281-Mesh rolling chair-black
235	1280-Mesh rolling chair-black
236	1279-Mesh rolling chair-black
237	1278-Mesh rolling chair-black
238	1277-Mesh rolling chair-black
239	1276-Mesh rolling chair-black
240	1275-Mesh rolling chair-black
241	1274-Mesh rolling chair-black
242	1273-Mesh rolling chair-black
243	1272-Mesh rolling chair-black

244	1271-Mesh rolling chair-black
245	1270-Mesh rolling chair-black
246	1269-Mesh rolling chair-black
247	1268-Mesh rolling chair-black
248	1267-Mesh rolling chair-black
249	1266-Mesh rolling chair-black
250	1265-Mesh rolling chair-black
251	1264-Mesh rolling chair-black
252	1263-Mesh rolling chair-black
253	1262-Mesh rolling chair-black
254	1261-Mesh rolling chair-black
255	1260-Mesh rolling chair-black
256	1259-Mesh rolling chair-black
257	1258-Mesh rolling chair-black
258	1257-Mesh rolling chair-black
259	1256-Mesh rolling chair-black
260	1301-Refrigerator Whirlpool
261	1300-Refrigerator Whirlpool
262	1304-Wall mount television
263	1303-Wall mount television
264	1302-Wall mount television
265	1305-Cubicle seating area
266	1306-Privacy panel Customer Support
267	1307-RM wells segment picture
268	1255-Mesh rolling chair-black
269	1309-RM annular design picture
270	1310-RM floral patch picture
271	1311-RM lineage picture
272	1312-RM ridgers restful picture
273	1313-Lam Hanson world picture
274	1314-RM subdivision picture
275	1315-RM textured motif picture
276	1316-RM central park picture
277	1318-NMW Louw floral picture
278	1317-NMW Louw floral picture
279	1319-RM Z SQ blocks picture
283	36" diameter wood conference top autumn cherry
286	Arm chair blue /cherry trim
287	Arm chair knoll wave wood / oak trim
288	Arm chair metal gray / black
289	Arm chair tan cloth / oak trim
290	Arm chair wave design / maple trim
291	Bookshelf (5 shelf) cherry
292	Bookshelf (5 shelf) oak
293	Bookshelf (6 shelf) oak

294	Bookshelf, 3 shelf on file cabinet, cherry
299	Column wood pedestal stand cherry
300	Computer desk cherry
301	Computer desk no file drawers cherry/blk
302	Computer desk w/2 file cabinets cherry
303	Computer wrap around desk w / 2 drawer file maple
304	Credenza w 4 file cabinets oak
305	Dry erase cabinet cherry
311	Guest chair floral design / maple trim
312	Guest chair with geo dots / cherry trim
315	Lateral 2 drawer metal file cabinet cream/puddy
316	Lateral 3 drawer metal file cabinet cream
317	Lateral 4 drawer metal filing cabinet cream puddy
318	Lateral 5 drawer metal filing cabinet cream
320	Limerick stacking chair-black/metal
322	Metal storage cabinet (tall) cream
325	National Hiland bookcase 66" 5 shelf cherry
336	Refurnish furniture
337	Rolling chair (cloth) tan
338	Rolling vertical filing cabinet 2 drawer puddy
339	Rolling vertical metal filing 2 drawer,1file puddy
340	Rolling vertical metal filing cabinet 2 drawer blk
341	Round pedestal table (4') cherry
342	Side chair geo weave / maple trim
343	Small rolling vertical metal filing cabinet black
345	Stacking side chair-black/metal
351	Vertical 2 drawer metal filing cabinet cream
352	Vertical 4 drawer metal filing cabinet cream
24	1022-HP Laserjet 4250
25	1023-Phaser Xerox
27	1025-HP Designjet 110 Plus
93	1096-Toshiba 4511 copier
107	1112-Phaser Xerox
113	1119-3COM switch telephone equipment
114	1120-3COM switch telephone equipment
115	1121-V3000 telephone equipment
116	1122-ADTRAN telephone equipment
117	1123-3COM telephone equipment
347	Telephone sets
2	1000-Optiplex 755 desktop lease 003
3	1001-Optiplex 755 desktop lease 003
4	Dell Latitude D630 laptop
5	1003-Optiplex 320 desktop
6	1004-Optiplex 755 desktop
7	1005-DX2000MT desktop

8	1006-Vostro 200 desktop
9	1007-Dell Latitude D830 laptop lease 003
10	1008-Vostro 1500 laptop
11	1009-Dell Latitude D630 laptop
12	1010-Vostro 200 desktop
13	1011-DX2000MT desktop
14	1012-Vostro 1500 laptop
15	1013-Optiplex 755 desktop lease 001
16	1014-Optiplex 755 desktop lease 003
17	1015-Dell Latitude D420 laptop
18	1016-Dell Latitude D830 laptop
19	1017-Vostro 1500 laptop
20	1018-Optiplex 755 desktop lease 003
21	1019-Vostro 200 desktop
22	1020-Dell Latitude D830 laptop
26	1024-Vostro 200 desktop
28	1026-Dell Latitude D830 laptop
29	1027-Dell Latitude D630 laptop
30	1028-Dell Latitude D830 laptop
31	1029-Dell Latitude D830 laptop-lease 003
32	1030-Dell Latitude D530 laptop
33	1031-Optiplex 755 desktop lease 003
34	1033-DX2000MT desktop
35	1034-Dell Latitude D420 laptop
36	1035-Optiplex 755 desktop
38	1037-Optiplex 755 desktop lease 003
60	1059-Dell Poweredge 2950 server
62	1061-Dell RS200
63	1062-Dell RS200
64	1063-Dell RS200
65	1064-Dell Poweredge 2950 server
68	1067-HP Pavilion desktop
69	1068-HP Compaq desktop
73	1072-HP Vectra
75	1074-Dell Dimension desktop
76	1075-HP Compaq desktop
78	1081-HP Proliant DL145
79	1077-HP Proliant DL145
81	1083-Exabyte VXA-2 Packetloader
82	1324-Tripp Smart UPS model 3000
83	1323-Tripp Smart UPS model 3000
84	1322-Tripp Smart UPS model 3000
85	1321-Tripp Smart UPS model 3000
86	1325-Tripp Smart UPS model 3000
90	1093-Dell RS 200

91	1094-Dell RS 200
108	1114-ASA01 Cisco 5 Series
110	1116-Cisco RTPINET01 router 2621
111	1117-Cisco Catalyst 4506 switch
112	1118-3COM switch
118	1124-Optiplex 755 desktop lease 003
119	1125-Optiplex 320 desktop
120	1127-DX2000MT desktop
121	1128-Optiplex 755 desktop
122	1129-Dell Latitude D830 laptop
123	1130-Optiplex 755 lease 003
124	1131-Optiplex 755 desktop
126	1133-Optiplex 755 desktop lease 001
127	1137-Vostro 200 desktop
129	1139-Vostro 200 desktop
130	1140-Vostro 200 desktop
131	1141-Optiplex 755 desktop lease 003
132	1142-Optiplex 755 desktop lease 003
133	1143-Optiplex 320 desktop
134	1144-Precision desktop
135	1145-Optiplex 320 desktop
136	1146-Optiplex 320 desktop
137	1148-Optiplex 755 desktop
138	1149-Optiplex 755 desktop
139	1150-Optiplex 320 desktop
140	1152-DX2000MT desktop
141	1153-Vostro 200 desktop
143	1155-Optiplex 755 desktop
144	1156-Dell Latitude D830 laptop lease 003
145	1157-Dell Latitude D500 laptop
146	1158-Dell Latitude D830 laptop lease 003
147	1159-Dell Inspiron 1501 laptop
148	1160-IBM Thinkpad Tablet X41 laptop
149	1161-Dell Latitude D830 laptop lease 003
150	1162-Dell Latitude D830 laptop lease 003
151	1163-Dell Inspiron laptop
152	1164-Dell Latitude D830 laptop lease 003
154	1166-Vostro 1500 laptop
155	1168-Vostro 200 desktop
156	1169-Dell Latitude D830 laptop lease 003
158	1171-Optiplex 755 desktop lease 003
159	1172-Vostro 1500 laptop
160	1173-Dell Latitude D830 laptop
280	1320-Cisco RTPAP wireless AP 1240
319	1161-Dell Latitude D830 laptop

327	1036-Optiplex 755 desktop
328	1035-Optiplex 755 desktop
329	1002-Optiplex 755 desktop
333	HP Pavilion A230n desktop
326	NBX 6.0.59 software
335	Quickbooks Enterprise software
346	Symantec anti-virus software
23	1021-Apple IMAC desktop
37	1036-Apple Powerbook laptop
39	1038-IBM Thinkpad T42 laptop
40	1039-Apple PowerMac G5 desktop
41	1040-Apple PowerMac G5 desktop
42	1041-Apple PowerMac G5 desktop
43	1042-IBM X Series 206 server
44	1043-Dell Poweredge 2950 server
45	1044-Dell RS300 lease 001
46	1045-Dell RS300 lease 001
47	1046-Dell RS300 lease 001
48	1047-Dell RS300 lease 001
49	1048-Dell RS300 lease 001
50	1049-Dell RS300 lease 001
51	1050-Dell RS 300
52	1051-Dell RS200 lease 001
53	1052-Dell RS200 lease 001
54	1053-Dell RS200 lease 001
55	1054-Dell RS200 lease 001
56	1055-Dell RS300 lease 001
57	1056-Dell RS200 lease 003
58	1057-Dell Poweredge 2950 server
59	1058-Dell Poweredge 2950 server
61	1060-Dell RS200 lease 003
66	1065-Dell RS 300
67	1066-Dell RS 300
70	1069-Cybertron
71	1070-SUN 220R
72	1071-SUN 250
74	1073-IBM E server
77	1076-SUN Neutra 105
80	1082-IBM E server
87	1089-Dell RS200 lease 003
88	1090-Dell RS200 lease 003
89	1091-Dell RS200 lease 003
92	1095-Dell RS200 lease 003
94	1099-Dell RS 300 Equinix
95	1100-Dell RS 300 Equinix

96	1101-Dell RS 300 Equinix
97	1102-Dell RS 300 Equinix
98	1103-Dell RS 300 Equinix
99	1104-Dell RS 300 Equinix
100	1105-Dell RS 300 Equinix
101	1106-Dell RS 300 Equinix
102	1107-Dell RS 300 Equinix
103	1108-Dell RS 300 Equinix
104	1109-Dell RS 300 Equinix
105	1110-Dell RS 300 Equinix
106	1111-Dell RS 300 Equinix
125	1132-Apple Mac mini desktop
128	1138-Apple Powerbook laptop
142	1154-Apple Macbook Pro laptop
153	1165-Apple Macbook Pro laptop
157	1170-IMAC desktop
161	1176-Apple Powerbook laptop
281	Cisco 2811 router-Equinix
284	48 port Gbit Cisco
297	Cisco router-Equinix
298	Cisco router-Equinix
307	Firewall for Equinix
308	Foodlogiq server @ Hosted Solutions
309	Foodlogiq server @ Hosted Solutions
310	Foodlogiq server @ Hosted Solutions
313	HP Procurve switch - Equinix
334	Power Distribution Unit DC Equinix
353	CDW network equip (firewall and switch)-Equinix
109	1115-Cisco Catalyst switch
282	2 TLPA CS3 DESIGN SOFTWARE
285	Adobe Enterprise Software
324	MS MBL WIM SRV / SQL SRV
330	Oracle 8 database
331	Oracle 8 Enterprise Edition
348	TLPA Flex Builder Software
349	TLPA software
350	TLPR Photoshop C53

Exhibit A

BILL OF SALE

SMART ONLINE, INC., a Delaware corporation (“Seller”), for the sum of $200,000.00 (the “Purchase Price”), the receipt and sufficiency of which is hereby acknowledged, does hereby sell, transfer, assign, convey and deliver to Crystal Management Ltd., as agent (“Purchaser”), for the ratable benefit of the holders of the Seller’s Convertible Secured Subordinated Promissory Notes (the “Notes”), all of Seller’s right, title and interest in and to the and equipment and other personal property listed on Schedule I, attached hereto (collectively, the “Personal Property”). The Purchase Price represents a reduction, on a ratable basis, in outstanding principal amount of the Notes, effective as of the date hereof.

Purchaser acknowledges and agrees that the Personal Property is being sold, transferred, assigned, conveyed and delivered “AS IS, WHERE IS”.   Seller makes no representation or warranty, express or implied, as to the fitness, merchantability, design, condition, capacity, performance, or other aspects of the Personal Property.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ALL IMPLIED OR EXPRESS WARRANTIES, ARISING UNDER THE UNIFORM COMMERCIAL CODE OR UNDER ANY OTHER APPLICABLE LAW INCLUDING THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY DISCLAIMED BY SELLER IN THEIR ENTIRETY.

IN WITNESS WHEREOF, Seller and Purchaser have caused this instrument to be duly executed as of the __ day of September 2009.

SELLER:

SMART ONLINE, INC.

By:
Name:
Title:

PURCHASER:

CRYSTAL MANAGEMENT LTD., as Agent

By:
Name:
Title:

SCHEDULE I

PERSONAL PROPERTY

(SEE ATTACHED LISTING)

Exhibit B

AGREEMENT TO LEASE EQUIPMENT

THIS AGREEMENT TO LEASE EQUIPMENT ("Lease") is made on September __, 2009,  and effective as of September 1,  2009, by and between Crystal Management Ltd., as agent for those certain investors parties to the Convertible Secured Subordinated Note Purchase Agreement, dated as of November 14, 2007, as amended (such agent, acting on behalf of those investors, referred to herein as "Lessor"),  and Smart Online, Inc., a Delaware corporation ("Lessee").

Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, certain tangible personal property.

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth, the parties hereto agree as follows:

1. Lease.

Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the equipment and other personal property described on Schedule 1 annexed hereto (the "Equipment").

2. Term.

The term of this Lease (the “Term”) shall commence effective as of September 1,  2009 and shall expire on August 31, 2019; provided, however, that, notwithstanding the foregoing, either party may terminate this Lease upon not less than sixty (60) days prior written notice to the other party, subject to the payment provisions in Section 3(B) hereof relating to such early termination.

3. Rent Payments.

A.           The monthly rent for the Equipment shall be paid in advance in installments of $2,426.55 each month, beginning on September _, 2009, and on the first day of each succeeding month throughout the term hereof, at such place as Lessor may designate from time to time. Any installment payment not made by the tenth (10th) day of the month shall be considered overdue and in addition to Lessor's other remedies, Lessor may levy a late payment charge equal to one percent (1%) per month on any overdue amount. Rent for any partial month shall be prorated.

B.           In the event that this Lease is terminated prior to the expiration of the Term (i) by Lessor on account of Lessee’s uncured or unwaived default, or (ii) by Lessee upon written notice to Lessor under Section 2 above, then Lessee shall pay to Lessor, within thirty (30) days of such termination, an amount (the “Stipulated Loss Value”) equal to the total of (1) all accrued and unpaid monthly rent payments and other amounts due and payable to Lessor through the date of termination, plus (2) the present value of all future monthly rent payments to be paid over the remaining original Term, discounted at the annual rate of 8%, in consideration for which title to the Equipment shall be conveyed by Lessor to Lessee, free and clear of liens.

C.           In the event that this Lease is terminated prior to the expiration of the Term by Lessor upon written notice to Lessee under Section 2 above, then Lessee’s obligations hereunder, other than obligations for  accrued and unpaid monthly rent payments and other amounts due and payable to Lessor through the date of termination, shall terminate as of the date of such termination.

4. Use.

Lessee shall use the Equipment in a careful and proper manner and shall comply with and conform to all national, state, municipal, police and other laws, ordinances and regulations in any way relating to the possession, use or maintenance of the Equipment.

5. Right to Lease.

LESSOR WARRANTS THAT LESSOR HAS THE RIGHT TO LEASE THE EQUIPMENT, AS PROVIDED IN THIS LEASE.

6. Repairs.

Lessee, at its own cost and expense, shall keep the Equipment in good repair, condition and working order and shall furnish any and all parts, mechanisms and devices required to keep the Equipment in good mechanical working order.

7. Loss and Damage.

A. Lessee hereby assumes and shall bear the entire risk of loss and damage to the Equipment from any and every cause whatsoever. No loss or damage to the Equipment or any part thereof shall impair any obligation of Lessee under this Lease which shall continue in full force and effect through the term of the Lease.

B. In the event of loss or damage of any kind whatever to the Equipment other than loss or damage to all or substantially all of the Equipment, Lessee shall, at Lessor's option:

(i) Place the same in good repair, condition and working order; or

(ii) Replace the same with like equipment in good repair, condition and working order.

C. In the event that all or substantially all of the Equipment is lost or damaged, Lessee shall pay to Lessor an amount equal to (1) the Stipulated Loss Value of the Equipment, less (ii) any insurance proceeds payable to Lessor with respect thereto.

8. Surrender.

Upon the expiration or earlier termination of this Lease, Lessee shall return the Equipment to Lessor in good repair, condition and working order, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering the Equipment at Lessee's cost and expense to such place as Lessor shall specify.

9. Insurance.

Lessee shall procure and continuously maintain and pay for:

A. All risk insurance against loss of and damage to the Equipment in such amounts as may be required by Lessor, naming Lessor as loss payee, and;

B. Combined public liability and property damage insurance with limits as approved by Lessor, naming Lessor as additionally named insured and a loss payee.

The insurance shall be in such form and with such company or companies as shall be reasonably acceptable to Lessor, shall provide at least thirty (30) days advance written notice to Lessor of any cancellation, change or modification, and shall provide primary coverage for the protection of Lessee and Lessor without regard to any other coverage carried by Lessee or Lessor protecting against similar risks. Lessee shall provide Lessor with an original policy or certificate evidencing such insurance. Lessee hereby appoints Lessor as Lessee's attorney in fact with power and authority to do all things, including, but not limited to, making claims, receiving payments and endorsing documents, checks or drafts necessary or advisable to secure payments due under any policy of insurance required under this Agreement.

10. Taxes.

Lessee shall keep the Equipment free and clear of all levies, liens and encumbrances. Lessee, or Lessor at Lessee's expense, shall report, pay and discharge when due all license and registration fees, assessments, sales, use and property taxes, gross receipts, taxes arising out of receipts from use or operation of the Equipment, and other taxes, fees and governmental charges similar or dissimilar to the foregoing, together with any penalties or interest thereon, imposed by any state, federal or local government or any agency, or department thereof, upon the Equipment or the purchase, use, operation or leasing of the Equipment or otherwise in any manner with respect thereto and whether or not the same shall be assessed against or in the name of Lessor or Lessee. However, Lessee shall not be required to pay or discharge any such tax or assessment so long as it shall, in good faith and by appropriate legal proceedings, contest the validity thereof in any reasonable manner which will not affect or endanger the title and interest of Lessor to the Equipment; provided, Lessee shall reimburse Lessor for any damages or expenses resulting from such failure to pay or discharge.

11. Lessor's Payment.

In case of failure of Lessee to procure or maintain said insurance or to pay fees, assessments, charges and taxes, all as specified in this Lease, Lessor shall have the right, but shall not be obligated, to effect such insurance, or pay said fees, assignments, charges and taxes, as the case may be. In that event, the cost thereof shall be repayable to Lessor with the next installment of rent, and failure to repay the same shall carry with it the same consequences, including interest at ten percent (10%) per annum, as failure to pay any installment of rent.

12. Indemnity.

Lessee shall indemnify Lessor against, and hold Lessor harmless from, any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, including reasonable attorney's fees and costs, arising out of, connected with, or resulting from Lessee's use of the Equipment, including without limitation the manufacture, selection, delivery, possession, use, operation, or return of the Equipment.

13. Default.

If any of the following events shall occur: (i) Lessee fails to pay any rent or other amount herein provided within ten (10) days after the same is due and payable; (ii) Lessee fails to observe, keep or perform any other provision of this Lease required to be observed, kept or performed by Lessee; (iii) Lessee shall (1) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (2) be unable, or admit in writing its inability, to pay its debts generally as they mature, (3) make a general assignment for the benefit of its or any of its creditors, (4) be dissolved or liquidated, (5) become insolvent (as such term may be defined or interpreted under any applicable statute), (6) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (7) take any action for the purpose of effecting any of the foregoing; (iv) proceedings for the appointment of a receiver, trustee, liquidator or custodian of Lessee or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Lessee or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 30 days of commencement; (v) one or more judgments, decrees or orders (excluding settlement orders) for the payment of money shall be entered against Lessee involving in the aggregate a liability of $1,000,000 or more, and any such judgment, decree or order shall continue without discharge or stay for a period of sixty (60) days; or (vi) Lessee shall default in the performance or observance of any agreement or instrument relating to any indebtedness, or any other event shall occur or condition exist, and the effect of such default, event or condition is to cause or permit the holder or holders of any such indebtedness to cause indebtedness, in excess of $500,000 individually or in the aggregate, to become due prior to its stated maturity;

then Lessor shall have the right to exercise any one or more of the following remedies:

A. To declare the entire amount of rent hereunder immediately due and payable without notice or demand to Lessee.

B. To sue for and recover all rents, and other payments, then accrued or thereafter accruing, up to the Stipulated Loss Value, determined as of the date of such default.

C. To take possession of the Equipment, without demand or notice, wherever same may be located, without any court order or other process of law. Lessee hereby waives any and all damages occasioned by such taking of possession.

D. To terminate this Lease.

E. To pursue any other remedy at law or in equity not inconsistent with the foregoing.

Notwithstanding any repossession or any other action which Lessor may take, Lessee shall be and remain liable for the full performance of all obligations on the part of the Lessee to be performed under this Lease. All of Lessor's remedies are cumulative, and may be exercised concurrently or separately.

14. Ownership.

The Equipment is, and shall at all times be and remain, the sole and exclusive property of Lessor; and the Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Lease.

15. Additional Documents.

If Lessor shall so request, Lessee shall execute and deliver to Lessor such documents as Lessor shall deem necessary or desirable for purposes of recording or filing to protect the interest of Lessor in the Equipment including, but not limited to a UCC financing statement.

16. Entire Agreement.

This instrument constitutes the entire agreement between the parties on the subject matter hereof and it shall not be amended, altered or changed except by a further writing signed by the parties hereto.

17. Notices.

Service of all notices under this Agreement shall be sufficient if given personally or mailed certified, return receipt requested, postage prepaid, at the address set forth on the signature page hereof, or to such address as such party may provide in writing from time to time.

18. Assignment.

Neither party shall assign this Lease or its interest in the Equipment without the prior written consent of the other party.

19. Headings.

Headings used in this Lease are provided for convenience only and shall not be used to construe meaning or intent.

20. Governing Law.

This Lease shall be construed and enforced according to laws of the State of North Carolina.

21. Lessee Purchase Right.

Upon expiration or earlier termination of this Lease, Lessee shall have the right to purchase the Equipment from Lessor for the amount set forth on Schedule 2 annexed hereto.

22. Security Interest.

To the extent that the transactions hereunder are deemed to be secured transactions, Lessee hereby grants to Lessor a security interest in the Equipment to secure Lessee’s obligations hereunder, and Lessee hereby authorizes Lessor to make such Uniform Commercial Code filings and other filings as Lessor deems necessary or appropriate in order to perfect such security interest.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute and deliver this Lease as of the date first written above.

LESSOR:

CRYSTAL MANAGEMENT, LTD.,
as Agent for the Investors
By:
Name:
Title:

LESSEE:

SMART ONLINE, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO AGREEMENT TO LEASE EQUIPMENT]

SCHEDULE 1

EQUIPMENT

[ATTACHED]

SCHEDULE 2

EQUIPMENT PURCHASE PRICE

Fair market value, as determined by a mutually acceptable appraiser unaffiliated with the parties.